BUYER'S CLOSING STATEMENT

                       Unit F-2, 9229 University Boulevard
                        North Charleston, South Carolina

                             DATE: December 19, 1996



PURCHASE PRICE:                                                     $575,000.00
         less equity injection by Dr. James Miller                  -210,024.88
         less first mortgage proceeds*                              -165,326.12
         less second Mortgage proceeds                              -l37,500.00
                                                                    ( 37,851.00)

PLUS COSTS:
         Title Abstract
         (Sallie Avice du Buisson)                                      256.50
         Title Insurance (Colonial
         coast Title Agency)                                           1,000.00
         Pro-rata Taxes                                                  224.50
         Lender origination Fee
         (America's Home Mortgage Co.)                                 4,500.00
         Lender Discount Fee
         (America's Home Mortgage Co.)                                 4,500.00
         Leasing Commission

(Beard Development)                                                   13,255.00
Recording Fees
(Charleston County RMC)                                                  115.00
Lender's Attorney's Fee
(Nexsen Pruet)                                                         5,500.00
Buyer's Attorney's Fee
(LeClair Ryan)                                                         7,250.00
Processing Fee (BDC)                                                     500.00
Fee (Qualified Intermediary,
Inc.)                                                                    750.00

TOTAL COSTS                                                          $37,851.00

BALANCE DUE FROM BUYER                                           $       0.00

     The  undersigned  has  reviewed  the  closing   statement  and  authorizes'
disbursements as indicated above.

QUALIFIED INTERMEDIARY, INC.

BY:
      Gary T. Placentini, President


     *An additional $110,589.74 will be disbursed to Buyer on or after December 20, 1996, under the first mortgage note.


                           BUYER'S CLOSING STATEMENT

                               1019 Bankton Drive
                             Hanahan, South Carolina

                             DATE: December 19, 1996


PURCHASE PRICE:                                                     $525,000.00
         less equity injection by Dr. James Miller                  -210,024.89
         less first Mortgage proceeds*                              -249,084.14
         less second Mortgage                                       - 92,500.00
                                                                     26,609.03)
PLUS COSTS:
         Lender origination Fee
         (America's Home Mortgage Co.)                                 4,050.00
         Lender Discount Fee
         (America's Home Mortgage Co.)                                 4,050.00
         Title Abstract
         (Betty Weathers)                                                200.00
         Recording Fees
         (Berkeley County RMC)                                           125.00
         Title insurance
         (Colonial Coast Title                                         1,000.00
         Prorata 1996 Taxes
         (Berkeley County Treasurer)                                     184.03
         Lender's Attorney's Fees
         (Nexsen Pruet)                                                5,500.00
         Buyer's Attorney's Fee
         (LeClair Ryan)                                                7,250.00
         Phase 11 (Albrecht & Assoc)                                   1,700.00
         Phase I (Albrecht & Assoc)                                    1,300.00
         Processing Fee (BDC)                                            500.00
         Fee (Qualified Intermediary, Inc.)                              750.00

TOTAL COSTS                                                          $26,609.03
BALANCE DUE FROM BUYER:                                                    0.00

     The  undersigned   has  reviewed  the  closing   statement  and  authorizes
disbursements as indicated above.

QUALIFIED INTERMEDIARY, INC.-
BY:-
      Gary T. Piacentini' President


                                     FINAL
                           SELLER'S CLOSING STATEMENT

                       Unit F-2, 9229 University Boulevard
                        North Charleston, South Carolina

                             DATE: December 19, 1996


SALES PRICE:                                                        $575,000.00
         less second Mortgage to Envirometrics                      -137,500.00

                                                                    $437,500.00
LESS COSTS:
         Payoff to Beard Development Corporation                     285,518.41
         Payoff to Ward Johnson                                       52,660.80
         Payoff to United States Company                                  0.00*
         Payoff to Shakespeare Partners                               18,422.34
         Real Estate Commission (Beard)                               46,000.00
         December Lease Payment (prorata)
         (James W. Miller, M.D.)                                       2,316.08
         S.C. Doc. Stamps on Deed
         (Charleston County RMC)                                       2,127.50
         Reimbursement for Franchise Tax
         (Ten State Street, L.P.)                                      3,352.00
         Seller's Attorney Fee
         (Ten State Street, L.P.)                                           POC
         Pro-rata 1996 taxes                                           6,574.50
         Record Satisfactions                                             95.00

TOTAL COSTS                                                         $417,066.63


BALANCE DUE TO SELLER:                                              $ 20,433.37

The undersigned has reviewed the closing statement and authorizes disbursements as indicated above.

ENVIROMETRICS, INC.

BY:
ITS:


Mortgage to be satisfied for zero consideration


Security Deposit of $16,569.00 which is held in escrow shall be transferred to Dr. Miller outside of closing.





                                      FINAL
                           SELLER'S CLOSING STATEMENT

                                                         1019 Bankton Drive
                                                         Hanahan, South Carolina

                                         DATE:       December 19, 1996


SALES PRICE:                                                        $525,000.00
         less second Mortgage to Envirometrics                      - 92,500.00

                                                                    $432,500.00
LESS COSTS:
         Payoff to Carolina Services                                  53,058.53
         Payoff to Beard Development Corporation                     260,405.89
         Payoff to Ward Johnson                                       52,660.80
         Payoff to United States Company                                  0.00*
         Payoff to Shakespeare Partners                                6,577.66
         Payoff of Mechanics Lien
         (SBF Design)                                                  5,680.05
         Real Estate Commission (Beard)                               21,000.00
         Real Estate Commission
(Palmetto Properties)                                                 21,000.00
Recording Satisfactions
(Berkeley County RMC)                                                     75.00
December Rent (GRC) (prorata)
(James W. Miller, M.D.)                                                2,254.06
Pro-rata 1996 taxes                                                    4,501.16
Seller's Attorney Fee
(Ten State Street, L.P.)                                                    POC
S.C. Doc. Stamps on Deed
(Berkeley County RMC)                                                  1,942.50

TOTAL COSTS                                                         $429,155.65


BALANCE DUE TO SELLER:                                               $ 3,344.35

The undersigned has reviewed the closing statement and authorizes disbursements as indicated above.

ENVIROMETRICS, INC.
BY:
ITS:

Mortgage to be satisfied for zero consideration


Security Deposit of $10,538.70 which is held in escrow shall be transferred to Dr. Miller outside of closing.